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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)               February 16, 2006

                       THE MANAGEMENT NETWORK GROUP, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                 0-27617                     48-1129619
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(State or other jurisdiction      (Commission                  (IRS Employer
       of incorporation)          File Number)               Identification No.)

           7300 College Boulevard, Suite 302, Overland Park, KS 66210
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          (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code                (913) 345-9315

                                ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 16, 2006, The Management Network Group, Inc. announced its results of operations and financial condition for the 2005 fourth quarter and year which ended December 31, 2005. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto.

     The information in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed "filed" for the purpose of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of TMNG under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act made after the date hereof, the information contained in the Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of TMNG, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C). EXHIBITS

EXHIBIT
NUMBER             DESCRIPTION
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99.1               Press Release dated February 16, 2006
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE MANAGEMENT NETWORK GROUP, INC.
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                                              (Registrant)


Date: February 16, 2006            By:  /s/ Donald E. Klumb
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                                      Donald E. Klumb
                                      Vice President and Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit Number           Description of Document

99.1 Press Release of Registrant, Dated February 16, 2006 Announcing Financial Results for its Fourth Quarter and Year Ended December 31, 2005